SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 28, 2017.

For Certain MFS® Funds

Effective immediately, in the table in the sub-section entitled "Disclosure of Portfolio Holdings" under the sub-heading entitled "Investment Adviser" beneath the main heading entitled "Management of the Fund," all references to "14 days" are replaced with "11 days."

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